Accounting for Uncertainty in Income Taxes	3 Months Ended
Mar. 31, 2014
Text Block [Abstract]
Accounting for Uncertainty in Income Taxes
6.	Accounting for Uncertainty in Income Taxes

We apply the accounting guidance related to accounting for uncertainty in income taxes. This guidance prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. At March 31, 2014, we had a liability for unrecognized tax benefits of $12.4 million (which includes $5.6 million of benefits which would favorably impact our effective tax rate upon recognition) primarily related to foreign operations. As of March 31, 2013, we had a liability for unrecognized tax benefits of $10.0 million ($3.2 million of which, if recognized, would favorably impact our effective tax rate). In addition, we recognize interest and penalties that could be applied to uncertain tax positions in periodic income tax expense. As of March 31, 2014 and December 31, 2013, we had approximately $8.1 million and $7.9 million, respectively, of accrued interest and penalties related to uncertain tax positions.

During the first quarter ended March 31, 2014, we appealed notices of assessment related to deductions claimed in Kazakhstan by one of our subsidiaries. Management is currently evaluating the assessments and appellate process and does not anticipate a material change to our financial position. We believe that it is reasonably possible that settlement of approximately $6.1 million included in the liability for unrecognized tax benefits may occur within the coming year.